Note 25 - Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events [Text Block]
25. Subsequent Events:

(a)
Declaration and payment of dividends (common stock): On January 2, 2024, the Company declared a dividend of $0.115 per share on the common stock, which was paid on February 7, 2024, to holders of record of common stock as of January 22, 2024.

(b)
Declaration and payment of dividends (preferred stock Series B, Series C, Series D and Series E): On January 2, 2024, the Company declared a dividend of $0.476563 per share on the Series B Preferred Stock, $0.531250 per share on the Series C Preferred Stock, $0.546875 per share on the Series D Preferred Stock and $0.554688 per share on the Series E Preferred Stock, which were all paid on January 16, 2024 to holders of record as of January 12, 2024.

(c)
Vessels’ sale: On January 23, 2024, based on a Memorandum of Agreement the Company entered into on January 11, 2024, the dry bulk vessel Progress was delivered to her buyers (Note 7) and, at the same date, based on a Memorandum of Agreement the Company entered into on December 18, 2023, the dry bulk vessel Manzanillo was delivered to her buyers (Note 7). On January 10, 2024, pursuant to the sale of the vessels Progress and Manzanillo, the Company prepaid the amounts of $5,797 and $5,128, related to the term loans discussed in Notes 11.A.25 and 11.A.38, respectively. On February 7, 2024, based on a Memorandum of Agreement the Company entered into on December 14, 2023, the dry bulk vessel Konstantinos was delivered to her buyers (Note 7). On February 1, 2024, pursuant to the sale of the vessel Konstantinos, the Company prepaid the amount of $5,400 related to the term loan discussed in Note 11.A.25. On January 29, 2024, the Company agreed to sell the dry bulk vessel Merida, which was delivered to her buyers on March 6, 2024. On February 28, 2024, pursuant to the sale of the vessel Merida, the Company prepaid the amount of $6,125 related to the term loan discussed in Note 11.A.38.  On February 7, 2024, the Company agreed to sell the dry bulk vessels Pegasus and Alliance, which were delivered to their buyers in the first quarter of 2024. On February 27, 2024, pursuant to the sale of the vessels Pegasus and Alliance, the Company prepaid the amounts of $5,844 and $4,788 related to the term loans discussed in Notes 11.A.22 and 11.A.25, respectively.

(d)	Vessel acquisition: On February 7, 2024, the Company took delivery of the secondhand dry bulk vessel Iron Miracle (tbr Miracle) (Note 7).
(e)
Investment in leaseback vessels: In February 2024, NML acquired one dry-bulk vessel for $14,600 and leased the vessel back to the seller under bareboat charter for a period of 5.0 years. The seller-lessee has the obligation to purchase the vessel at the end of the lease term and the right to purchase it prior to the end of this period at a pre-agreed price. The monthly payments under the bareboat charter agreement bear interest at SOFR plus a margin. In February 2024, NML acquired one dry-bulk vessel for $6,325 (Note 15(c)(ii)) and leased the vessel back to the seller under bareboat charter for a period of 5.0 years. The seller-lessee has the obligation to purchase the vessel at the end of the lease term and the right to purchase it prior to the end of this period at a pre-agreed price. The monthly payments under the bareboat charter agreement bear interest at Daily Non-Cumulative Compounded SOFR plus a margin.

Furthermore, in the first quarter of 2024, NML signed commitment letters, subject to final documentation, with third party shipowners (sellers) to acquire two vessels under sale and bareboat agreements, under which the vessels will be chartered back to the sellers under bareboat charter agreements, for an amount of up to $32.5 million.

In addition, in the first quarter of  2024, 11 NML subsidiaries entered into seven loan agreements to finance 11 sale and leaseback arrangements that they have entered into. During the first quarter of 2024, the amount of $95,095, in aggregate, was drawn down.